Growth and Income Trust

The Intelligent Creation of Wealth

Annual Report

and Investment Performance Review
for the Fiscal Year Ended
September 30, 2002

Heritage
FAMILY OF FUNDS℠

October 28, 2002

Dear Valued Shareholders:

During the fiscal year ended September 30, 2002, stocks as measured by the Standard & Poor’s 500 Composite Stock Price Index declined by -20.49%(a). Class A shares of the Heritage Growth and Income Trust (the “Fund”) declined by -19.29%(b) during this period.

The decline in the market over the summer through September compares with some of the worst periods on record. It has been extremely difficult to find “safe refuge”. In his letter to shareholders Portfolio manager Bill Fries discusses how he has attempted to manage risks.

On behalf of Heritage, I thank you for your investment in the Heritage Growth and Income Trust. Please call your financial advisor or Heritage at (800) 421-4184 if you have any questions.

Sincerely,

Richard K. Riess
President

(a) The Standard & Poor’s 500 Composite Stock Price Index (the “S&P 500 Index”) is an unmanaged index of 500 widely held stocks that are considered representative of the U.S. stock market. Keep in mind that individuals cannot invest directly in any index, and index performance does not include transaction costs or other fees, which will affect actual investment performance.
(b) The total return includes the effect of reinvesting dividends. Performance numbers do not reflect a front-end sales charge or contingent deferred sales charge. Past performance does not guarantee future results. Performance data quoted represents past performance and the investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost.

October 14, 2002

Dear Valued Shareholders:

The total returns of the Heritage Growth and Income Trust (the “Trust”) Class A, B and C shares, for the fiscal year ended September 30, 2002, are shown in the table below. The returns are for investors who held shares for the entire period with the assumption that all dividends were reinvested in additional shares.

	Quarter ended September 30, 2002(a)	Twelve months ended September 30, 2002(a)
Heritage Growth & Income-Class A	-13.24%	-19.29%
Heritage Growth & Income-Class B	-13.34%	-19.91%
Heritage Growth & Income-Class C	-13.34%	-19.83%
S&P 500 Index(b)	-17.28%	-20.49%

The fiscal year ended September 30, 2002, was the most challenging in decades for equity investors. Following 9/11, the market rallied with the military success in Afghanistan. For a while, it appeared we would return to normal economic conditions and market psychology would stabilize. However, it was not to be and beginning in late spring, equity markets changed direction. The decline over the summer and through September compares with some of the worst periods on record, with the trailing 12-month decline of the S&P 500 Index in excess of 20%. The Heritage Growth and Income Trust was impacted similarly, with the early part of the period underperforming and the final quarter, while down, performing better than the S&P 500 Index and most other Large Cap Blend Funds, as defined by Morningstar. Our expectations early in the year for a classic economic recovery proved to be overly optimistic. By early summer, it became apparent that business in the capital goods arena was still depressed and not likely to recover in the current year. Technology, Media and Telecommunications stocks continue to suffer value erosion. To manage risk, a number of these issues were sold in late spring or early summer. Elimination from the Trust’s portfolio of Intel, Perkin Elmer, Flextronics, Sprint PCS, Nortel, and Convergys was not early enough to prevent losses, but did avoid further erosion of value during the worst of this past summer’s market decline.

Some of the damage to the Trust’s portfolio came from areas where the economy was not much of a factor. For example, Wyeth, long considered among the most reliable pharmaceutical firms, had the largest negative influence on the portfolio. During the final quarter of the fiscal year, statistical evidence indicated that prolonged use of Wyeth’s hormone replacement therapy product, Prempro, increased the incidence of breast cancer among postmenopausal women; the stock dropped by 25% almost overnight. It has since recovered some, but the stock remains depressed because the long-term impact of this issue on the company is not clear. Verizon Telecommunication was another surprisingly poor performer (to us). Concern about the impact a competitive environment is having on profit margins has depressed the valuation. Both of these stocks offer above average dividend yield and do not appear likely to surrender industry-leading positions any time soon. Both companies appear capable of managing through current difficulties and resuming growth.

The reinvestment of funds raised from the sale of Technology and Telecommunication stocks to less economically sensitive issues, such as Cardinal Health, Unilever, Conagra Foods and John Nuveen (bond asset management)

(a) Total returns include the effect of reinvesting dividends. Performance numbers do not reflect a front-end sales charge or contingent deferred sales charge. Past performance does not guarantee future results. Performance data quoted represents past performance and the investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost.
(b) The Standard & Poor’s 500 Composite Stock Price Index (the “S&P 500 Index”) is an unmanaged index of 500 widely held stocks that are considered representative of the U.S. stock market. Keep in mind that individuals cannot invest directly in any index, and index performance does not include transaction costs or other fees, which will affect actual investment performance.

contributed positively to recent Trust results. Southern Company and Lockheed also provided positive contributions. The latter has been eliminated from the portfolio for valuation reasons and the former position modestly reduced. The impact of new holdings, market value changes and other portfolio activity is reflected in the sector weightings shown in the table below comparing the top ten sectors in which the Trust invested as of September 30, 2002 with September 30, 2001.

	September 30, 2002	September 30, 2001
Financials (Including REITs)	32%	27%
Healthcare	15%	15%
Consumer Discretionary	13%	11%
Consumer Staples	10%	8%
Technology	8%	17%
Utilities	7%	6%
Energy	6%	7%
Telecom Services	3%	0%
Materials	3%	0%
Industrials	0%	4%

The low yields on CDs, U.S. Treasury securities, and money markets are making dividend-paying stocks more interesting to investors. One of the benefits of a serious market decline such as we have endured is the increasing yield on depressed stocks. This is an opportunity for new investments as well as a positive for many of the stocks held in the Trust as investors seek to boost current income from dividend paying stocks.

As we consider current portfolio positioning, it is easy to identify certain potential problems and risk immediately ahead. The economy is expanding mainly in the consumer area and that may prove unsustainable. Capital spending is still depressed with little prospect for a turn upward any time soon. Interest rates are low, but are not stimulative due to a classical liquidity trap. Capital is available but demand for expansion is light. Deflation is more of a threat than inflation, reflecting competitive pricing of imports from low cost overseas manufacturing sights. U.S. manufacturers have little pricing power. Add to this continuing anxiety over terrorism and possible military action in Iraq and there is little reason for optimism. However, much of this seems to be priced into stocks, including those we have recently purchased for the portfolio, such as Best Buy and First Data Corp. (credit card processing services). A normal holiday shopping season would surprise most investors and would likely work to sustain economic expansion. The Trust’s portfolio is well positioned for this eventuality.

It has been a challenging period for most investors, including us. Thank you for your patience. We appreciate your continued confidence.

Respectfully,

William V. Fries, CFA
Managing Director
Thornburg Investment Management, Inc.
Portfolio Manager, Growth and Income Trust

*
Average annual total returns for Heritage Growth and Income Trust Class A and B Shares are calculated in conformance with Item 21 of Form N-1A, which assumes the maximum sales charge of 4.75% for Class A Shares, a contingent deferred sales charge for Class B Shares (4% for the one year period and 2% for the life of Class B Shares) and reinvestment of dividends for Class A and B Shares. If Class B Shares were still held at the end of the period, the value would be $7,450. Performance presented represents historical data. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The Fund’s past performance is not indicative of future performance and should be considered in light of the Fund’s investment policy and objectives, the characteristics and quality of its portfolio securities, and the periods selected. The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

*
Average annual returns for Heritage Growth and Income Trust Class C Shares are calculated in conformance with Item 21 of Form N-1A, which assumes reinvestment of dividends for Class C Shares. Performance presented represents historical data. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The Fund’s past performance is not indicative of future performance and should be considered in light of the Fund’s investment policy and objectives, the characteristics and quality of its portfolio securities, and the periods selected. The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Heritage Growth and Income Trust
Investment Portfolio
September 30, 2002

Shares		Market Value

Common Stocks—94.2% (a)

Applications Software—2.8%
30,300	Microsoft Corporation*	$1,323,807

Banks—8.4%
44,500	Bank of New York Company, Inc.	1,278,930
37,500	SouthTrust Corporation	909,375
27,100	Wilmington Trust Corporation	783,732
22,100	Zions Bancorporation	962,013

		3,934,050

Biotechnology—1.9%
43,500	Genzyme Corporation, General Division*	896,535

Broadcasting Services/Programs—2.6%
54,400	Fox Entertainment Group, Inc.*	1,198,432

Chemicals—2.8%
48,000	Dow Chemical Company	1,310,880

Commercial Services—2.2%
61,400	Caremark Rx, Inc.*	1,043,800

Computers—3.9%
26,800	Affiliated Computer Services Inc.*	1,140,340
23,500	DST Systems Inc.*	692,545

		1,832,885

Electric—7.0%
35,300	American Electric Power Company, Inc.	1,006,403
79,100	Southern Company	2,276,498

		3,282,901

Financial Services—8.8%
160,200	E*TRADE Group, Inc.*	712,890
16,000	Goldman Sachs Group, Inc.	1,056,480
40,200	John Nuveen Company	914,550
78,600	MBNA Corporation	1,444,668

		4,128,588

Food—7.6%
39,900	ConAgra Foods, Inc.	991,515
44,000	Kraft Foods, Inc.	1,604,240
16,400	Unilever N.V.	974,980

		3,570,735

Healthcare Services—3.8%
88,700	Health Management Associates, Inc., Class “A”*	1,793,514

Shares		Market Value

Common Stocks (continued)

Insurance—2.3%
37,600	Prudential Financial Inc.*	1,073,856

Multimedia—2.5%
100,700	AOL Time Warner Inc.*	1,178,190

Oil & Gas—6.1%
33,000	BP Amoco PLC, Sponsored ADR	1,316,700
48,800	Unocal Corporation	1,531,832

		2,848,532

Pharmaceuticals—7.1%
16,600	Cardinal Health, Inc.	1,032,520
47,400	Pfizer, Inc.	1,375,548
28,200	Wyeth	896,760

		3,304,828

REITS—9.1%
40,400	Boston Properties Inc.	1,502,880
47,000	Equity Office Properties Trust	1,213,540
48,000	Mack-Cali Realty Corporation	1,542,240

		4,258,660

Retail—6.2%
34,500	Best Buy Company, Inc.*	769,695
37,000	Lowe’s Companies Inc.	1,531,800
18,200	Wendy’s International, Inc.	602,602

		2,904,097

Savings & Loans—2.3%
33,900	Washington Mutual, Inc.	1,066,833

Software—1.7%
28,000	First Data Corporation	782,600

Telecommunications—3.0%
51,200	Verizon Communications Inc.	1,404,928

Television, Cable & Radio—2.1%
47,700	Comcast Corporation, Class “A”	995,022

Total Common Stocks (cost $53,236,536)		44,133,673

The accompanying notes are an integral part of the financial statements.

Heritage Growth and Income Trust
Investment Portfolio
September 30, 2002
(continued)

Shares		Market Value

Convertible Preferred Stocks—2.5% (a)

Food—2.5%
21,000	Suiza Capital Trust II	$1,160,250

Total Convertible Preferred Stocks (cost $874,083)		1,160,250

Principal Amount		Market Value

Convertible Bonds—1.5% (a)

Financial Services— 1.5%
$1,000,000	E*TRADE Group, Inc., 6.75%, 05/15/08	$725,000

Total Convertible Bonds (cost $723,971)		725,000

Total Investment Portfolio excluding repurchase agreement (cost $54,834,590)		46,018,923

Repurchase Agreement—1.9%(a)
Repurchase Agreement with State Street Bank and Trust Company, dated September 30, 2002 @ 1.75% to be repurchased at $889,043 on October 1, 2002, collateralized by $915,000 United States Treasury Bills, due January 2, 2003, (market value $911,461 including interest) (cost $889,000)		889,000

Total Investment Portfolio
(cost $55,723,590) (b), 100.1% (a)		46,907,923
Other Assets and Liabilities, net, (0.1%) (a)		(58,966)

Net Assets, 100.0%		$46,848,957

*	Non-income producing security.
(a)	Percentages indicated are based on net assets.
(b)
The aggregate identified cost for federal income tax purposes is $55,717,767. Market value includes net unrealized depreciation of $8,809,844 which consists of aggregate gross unrealized appreciation for all securities in which there is an excess of market value over tax cost of $1,218,272 and aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over market value of $10,028,116.

ADR American Depository Receipt

The accompanying notes are an integral part of the financial statements.

Heritage Growth and Income Trust
Statement of Assets And Liabilities
September 30, 2002

Assets
Investments, at market value (identified cost $54,834,590)		$46,018,923
Repurchase agreement (identified cost $889,000)		889,000
Cash		495
Receivables:
Investments sold		530,964
Fund shares sold		307,651
Dividends and interest		119,348
Deferred state qualification expenses		9,464
Prepaid insurance		1,230

Total assets		47,877,075

Liabilities
Payables:
Investments purchased	$803,659
Fund shares redeemed	97,320
Accrued management fee	31,064
Accrued distribution fee	21,765
Accrued shareholder servicing fee	18,932
Accrued fund accounting fee	12,000
Other accrued expenses	43,378

Total liabilities		1,028,118

Net assets, at market value		$46,848,957

Net Assets
Net assets consist of:
Paid-in capital		$60,493,159
Undistributed net investment income		133,107
Accumulated net realized loss		(4,961,642)
Net unrealized depreciation on investments		(8,815,667)

Net assets, at market value		$46,848,957

Class A Shares
Net asset value and redemption price per share ($28,564,439 divided by 3,147,898 shares of beneficial interest outstanding, no par value)		$9.07

Maximum offering price per share (100/95.25 of $9.07 )		$9.52

Class B Shares
Net asset value, offering price and redemption price per share ($4,271,582 divided by 480,044 shares of beneficial interest outstanding, no par value)		$8.90

Class C Shares
Net asset value, offering price and redemption price per share ($14,012,936 divided by 1,574,764 shares of beneficial interest outstanding, no par value)		$8.90

The accompanying notes are an integral part of the financial statements.

Heritage Growth and Income Trust
Statement of Operations
For the Fiscal Year Ended September 30, 2002

Investment Income
Income:
Dividends		$1,205,854
Interest		63,125

Total income		1,268,979
Expenses:
Management fee	$409,602
Distribution fee (Class A Shares)	85,866
Distribution fee (Class B Shares)	46,580
Distribution fee (Class C Shares)	156,091
Professional fees	92,073
Shareholder servicing fees	67,371
Fund accounting fee	50,532
State qualification expenses	43,783
Reports to shareholders	33,611
Custodian fee	18,152
Trustees’ fees and expenses	12,443
Insurance	5,370
Other	1,428

Total expenses		1,022,902
Fees waived by Manager		(133,614)

Total expenses after waiver		889,288

Net investment income		379,691

Realized and Unrealized Loss on Investments
Net realized loss from investment transactions		(4,930,163)
Net unrealized depreciation of investments during the fiscal year		(7,341,996)

Net loss on investments		(12,272,159)

Net decrease in net assets resulting from operations		$(11,892,468)

Statements of Changes in Net Assets

	For the Fiscal Years Ended
	September 30, 2002	September 30, 2001
Decrease in net assets:
Operations:
Net investment income	$379,691	$497,785
Net realized gain (loss) from investment transactions	(4,930,163)	7,385,140
Net realized gains from covered call options written	—	246,224
Net unrealized depreciation of investments during the fiscal year	(7,341,996)	(14,119,931)

Net decrease in net assets resulting from operations	(11,892,468)	(5,990,782)
Distributions to shareholders from:
Net investment income Class A Shares, ($0.09 and $0.11 per share, respectively)	(269,014)	(312,675)
Net investment income Class B Shares, ($0.04 and $0.03 per share, respectively)	(14,754)	(11,225)
Net investment income Class C Shares, ($0.04 and $0.03 per share, respectively)	(50,071)	(32,071)
Net realized gains Class A Shares, ($2.52 per share)	—	(6,482,914)
Net realized gains Class B Shares, ($2.52 per share)	—	(803,525)
Net realized gains Class C Shares, ($2.52 per share)	—	(2,324,683)

Net Distributions to shareholders	(333,839)	(9,967,093)
Increase in net assets from Fund share transactions	9,281,899	315,864

Decrease in net assets	(2,944,408)	(15,642,011)
Net assets, beginning of fiscal year	49,793,365	65,435,376

Net assets, end of fiscal year (including undistributed net investment income of $133,107 and $101,097, respectively)	$46,848,957	$49,793,365

The accompanying notes are an integral part of the financial statements.

Heritage Growth and Income Trust
Financial Highlights

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

	Class A Shares *					Class B Shares *						Class C Shares *
	For the Fiscal Years Ended September 30					For the Fiscal Years Ended September 30						For the Fiscal Years Ended September 30
	2002	2001	2000	1999	1998	2002	2001	2000	1999	1998 †		2002	2001	2000	1999	1998
Net asset value, beginning of fiscal year	$11.33	$15.40	$14.95	$14.99	$16.65	$11.15	$15.21	$14.76	$14.82	$15.62		$11.14	$15.21	$14.76	$14.82	$16.49

Income from Investment Operations:
Net investment income	0.11	0.15	0.19	0.34	0.36	0.02	0.04	0.08	0.22	0.19		0.02	0.04	0.08	0.22	0.25
Net realized and unrealized gain (loss) on investments	(2.28)	(1.59)	0.51	0.57	(0.37)	(2.23)	(1.55)	0.50	0.56	(0.88)		(2.22)	(1.56)	0.50	0.56	(0.38)

Total from Investment Operations	(2.17)	(1.44)	0.70	0.91	(0.01)	(2.21)	(1.51)	0.58	0.78	(0.69)		(2.20)	(1.52)	0.58	0.78	(0.13)

Less Distributions:
Dividends from net investment income	(0.09)	(0.11)	(0.25)	(0.33)	(0.32)	(0.04)	(0.03)	(0.13)	(0.22)	(0.11)		(0.04)	(0.03)	(0.13)	(0.22)	(0.21)
Distributions from net realized gains	—	(2.52)	—	(0.62)	(1.33)	—	(2.52)	—	(0.62)	—		—	(2.52)	—	(0.62)	(1.33)

Total Distributions	(0.09)	(2.63)	(0.25)	(0.95)	(1.65)	(0.04)	(2.55)	(0.13)	(0.84)	(0.11)		(0.04)	(2.55)	(0.13)	(0.84)	(1.54)

Net asset value, end of fiscal year	$9.07	$11.33	$15.40	$14.95	$14.99	$8.90	$11.15	$15.21	$14.76	$14.82		$8.90	$11.14	$15.21	$14.76	$14.82

Total Return (%) (a)	(19.29)	(10.47)	4.74	6.14	(0.34)	(19.91)	(11.04)	3.95	5.32	(4.50	)(b)	(19.83)	(11.12)	3.95	5.32	(1.08)
Ratios and Supplemental Data
Expenses to average daily net assets
With expenses waived (%)	1.35	1.35	1.33	1.27	1.29	2.10	2.10	2.08	2.02	2.04	(c)	2.10	2.10	2.08	2.02	2.04
Without expenses waived (%)	1.59	1.48	1.33	1.27	1.29	2.34	2.23	2.08	2.02	2.04	(c)	2.34	2.23	2.08	2.02	2.04
Net investment income to average daily net assets (%)	0.98	1.08	1.27	2.19	2.24	0.22	0.30	0.55	1.44	1.75	(c)	0.21	0.32	0.55	1.44	1.51
Portfolio turnover rate (%)	72	178	58	46	66	72	178	58	46	66		72	178	58	46	66
Net assets, end of fiscal year ($ millions)	29	33	46	60	68	4	4	4	7	6		14	13	16	26	31

*	Per share amounts have been calculated using the monthly average share method.
†	For the period January 2, 1998 (commencement of Class B Shares) to September 30, 1998.
(a)	These returns are calculated without the imposition of either front-end or contingent deferred sales charges.
(b)	Not annualized.
(c)	Annualized.

The accompanying notes are an integral part of the financial statements.

Heritage Growth and Income Trust
Notes to Financial Statements

Note 1:
Significant Accounting Policies.    Heritage Growth and Income Trust (the “Fund”) is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Fund’s investment objective is to primarily seek long-term capital appreciation and, secondarily, to seek current income. The Fund currently offers Class A, Class B and Class C Shares. Class A Shares are sold subject to a maximum sales charge of 4.75% of the amount invested payable at the time of purchase. For Class A Share investments greater than $1 million, where a sales charge is waived, those shares may be subject to a maximum contingent deferred sales charge of 1% upon redemptions made in less than 18 months of purchase. Class B Shares, which were offered to shareholders beginning January 2, 1998, are sold subject to a 5% maximum contingent deferred sales charge (based on the lower of purchase price or redemption price), declining over a six-year period. Class C Shares are sold subject to a contingent deferred sales charge of 1% of the lower of net asset value or purchase price payable upon any redemption made in less than one year of purchase. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates. The following is a summary of significant accounting policies:

Security Valuation: The Fund values investment securities at market value based on the last quoted sales price as reported by the principal securities exchange on which the security is traded or the Nasdaq Stock Market. If no sale is reported, market value is based on the most recent quoted bid price and in the absence of a market quote, securities are valued using such methods as the Board of Trustees believe would reflect fair market value. Short-term investments having a maturity of 60 days or less are valued at amortized cost, which approximates market value.

Repurchase Agreements: The Fund enters into repurchase agreements whereby the Fund, through its custodian, receives delivery of the underlying securities, the market value of which at the time of purchase is required to be an amount equal to at least 100% of the resale price. Repurchase agreements involve the risk that the seller will fail to repurchase the security, as agreed. In that case, the Fund will bear the risk of market value fluctuations until the security can be sold and may encounter delays and incur costs in liquidating the security. In the event of bankruptcy or insolvency of the seller, delays and costs may be incurred.

Federal Income Taxes: The Fund’s policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended, which are applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Accordingly, no provision has been made for federal income and excise taxes.

Distribution of Income and Gains: Distributions of net investment income are made quarterly. Net realized gains from investment transactions during any particular year in excess of available capital loss carryforwards, which, if not distributed, would be taxable to the Fund, will be distributed to shareholders in the following fiscal year. The Fund uses the identified cost method for determining realized gain or loss on investments for both financial and federal income tax reporting purposes.

State Qualification Expenses: State qualification expenses are amortized based either on the time period covered by the qualification or as related shares are sold, whichever is appropriate for each state.

Expenses: The Fund is charged for those expenses that are directly attributable to it, while other expenses are allocated proportionately among the Heritage mutual funds based upon methods approved by the Board of Trustees. Expenses of the Fund are allocated to each class of shares based upon their relative percentage of net assets. All expenses that are directly attributable to a specific class of shares, such as distribution fees, are charged directly to that class.

Other: For purposes of these financial statements, investment security transactions are accounted for on a trade date basis. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income is recorded on the accrual basis.

Heritage Growth and Income Trust
Notes to Financial Statements
(continued)

Note 2:	Fund Shares. At September 30, 2002, there were an unlimited number of shares of beneficial interest of no par value authorized.

Transactions in Class A, B and C Shares of the Fund during the fiscal year ended September 30, 2002, were as follows:

	Class A Shares		Class B Shares		Class C Shares
	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	958,752	$10,771,227	218,867	$2,415,482	789,869	$8,729,610
Shares issued on reinvestment of distributions	22,587	247,692	1,146	13,221	4,092	47,186
Shares redeemed	(746,602)	(8,120,252)	(89,833)	(932,592)	(374,752)	(3,889,675)

Net increase	234,737	$2,898,667	130,180	$1,496,111	419,209	$4,887,121

Shares outstanding:
Beginning of fiscal year	2,913,161		349,864		1,155,555

End of fiscal year	3,147,898		480,044		1,574,764

Transactions in Class A, B and C Shares of the Fund during the fiscal year ended September 30, 2001, were as follows:

	Class A Shares		Class B Shares		Class C Shares
	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	297,810	$4,074,259	153,057	$2,181,524	319,158	$4,178,604
Shares issued on reinvestment of distributions	508,876	6,415,658	60,962	750,251	183,600	2,265,075
Shares redeemed	(855,753)	(12,321,951)	(138,249)	(1,850,411)	(376,399)	(5,377,145)

Net increase (decrease)	(49,067)	$(1,832,034)	75,770	$1,081,364	126,359	$1,066,534

Shares outstanding:
Beginning of fiscal year	2,962,228		274,094		1,029,196

End of fiscal year	2,913,161		349,864		1,155,555

Note 3:
Purchases and Sales of Securities.    For the fiscal year ended September 30, 2002, purchases and sales of investment securities (excluding repurchase agreements and short-tem obligations) aggregated $48,461,205 and $36,702,245, respectively.

Note 4:
Management, Subadvisory, Distribution, Shareholder Servicing Agent, Fund Accounting and Trustees Fees.    Under the Fund’s Investment Advisory and Administration Agreement with Heritage Asset Management, Inc. (the “Manager” or “Heritage”), the Fund agrees to pay to the Manager a fee equal to an annualized rate of 0.75% of the first $100 million of the Fund’s average daily net assets, and 0.60% of any excess over $100 million of such net assets, computed daily and payable monthly. Pursuant to a contractual agreement dated January 2, 2002, the Manager has agreed to waive its fees and, if necessary, reimburse the Fund to the extent that Class A annual operating expenses exceed 1.35% of the Class A Shares average daily net assets and to the extent that the Class B and Class C annual operating expenses each exceed 2.10% of these classes’ average daily net assets for the fiscal year ended September 30, 2002. Under these agreements, management fees of $133,614 were waived for the fiscal year ended September 30, 2002. If total Fund expenses fall below the expense limitation agreed to by the Manager before the end of the fiscal year ending September 30, 2004, the Fund may be required to pay the Manger a portion or all of the management fees waived. In addition, the Fund may be required to pay the Manager a portion or all of the management fees waived of $79,211 in fiscal 2001 if total Fund expenses fall below the annual expense limitations before the end of the fiscal year ending September 30, 2003.

The Manager has entered into a subadvisory agreement with Thornburg Investment Management, Inc. (“Thornburg”) to provide to the Fund investment advice, portfolio management services (including the placement of brokerage orders) and certain compliance and other services for a fee payable, by the Manager, equal to 0.375% of the average daily net assets on the first $100 million of net assets and 0.30% thereafter without regard to any reduction due to the imposition of expense limitations. Effective July 2, 2001, the assets of the Fund were allocated to Thornburg. Prior to July 2, 2001, the assets of the Fund were managed by Eagle Asset Management, Inc. (“Eagle”). Eagle will continue to serve as a subadviser to the Fund, although there are no assets currently allocated to them. For the fiscal year ended September 30, 2002, Thornburg earned $204,801 in subadviser fees, which were paid by the Manager.

Heritage Growth and Income Trust
Notes to Financial Statements
(continued)

The Manager also is the Shareholder Servicing Agent and Fund Accountant for the Fund. The Manager charged $67,371 for Shareholder Servicing fees and $50,532 for Fund Accounting services for the fiscal year ended September 30, 2002.

Raymond James & Associates, Inc. (the “Distributor” or “RJA”) has advised the Fund that it generated $119,195 in front-end sales charges and $12 in contingent deferred sales charges for Class A Shares, $12,519 in contingent deferred sales charges for Class B Shares and $5,249 in contingent deferred sales charges for Class C Shares for the fiscal year ended September 30, 2002. From these fees, the Distributor paid commissions to salespersons and incurred other distribution costs. Agency brokerage commissions for the same period aggregated $122,066 of which $2,030 was paid to the Distributor.

Pursuant to the Class A Distribution Plan adopted in accordance with Rule 12b-1 of the Investment Company Act of 1940, as amended, the Fund is authorized to pay the Distributor a fee equal to 0.25% of the average daily net assets for Class A Shares. The Class B and Class C Distribution Plans provide for payments at an annual rate of up to 1.00% of the average daily net assets. Such fees are accrued daily and payable monthly. Class B Shares will convert to Class A Shares eight years after the end of the calendar month in which the shareholder’s order to purchase was accepted. The Manager, Distributor, Fund Accountant and Shareholder Servicing Agent are all wholly owned subsidiaries of Raymond James Financial, Inc. (“RJF”).

Trustees of the Fund also serve as Trustees for Heritage Cash Trust, Heritage Capital Appreciation Trust, Heritage Income Trust, and Heritage Series Trust, investment companies that are also advised by the Manager (collectively referred to as the “Heritage Mutual Funds”). Each Trustee of the Heritage Mutual Funds who is not an employee of the Manager or employee of an affiliate of the Manager received an annual fee of $18,000 and an additional fee of $3,000 for each combined quarterly meeting of the Heritage Mutual Funds attended. Each portfolio in the Heritage Mutual Funds shares trustees’ fees and expenses equally. For the fiscal year ended September 30, 2002, the Fund paid the Trustees an aggregate amount of $11,365 in fees.

Note 5:
Federal Income Taxes.    The timing and character of certain income and capital gain distributions are determined in accordance with income tax regulations, which may differ from accounting principles generally accepted in the United States of America. As a result, net investment income (loss) and net realized gain (loss) from investment transactions for a reporting period may differ significantly from distributions during such period. These book/tax differences may be temporary or permanent in nature. To the extent these differences are permanent; they are charged or credited to paid in capital or accumulated net realized loss, as appropriate, in the period that the differences arise. These reclassifications have no effect on net assets or net asset value per share. For the fiscal year ended September 30, 2002, to reflect reclassifications arising from permanent book/tax differences attributable to distributions from R.E.I.T.s, the Fund decreased (debited) undistributed net investment income and increased (credited) accumulated net realized loss of $13,842. As of September 30, 2002 the Fund had net tax basis capital loss carryforwards in the aggregate of $125,673. These capital loss carryforwards may be applied to any net taxable capital gain until their expiration date of 2010. In addition, from November 1, 2001 to September 30, 2002, the fund incurred $4,835,969 of net realized capital losses (post October losses) which will be deferred and treated as arising on October 1, 2002 in accordance with regulations under the Internal Revenue Code.

For income tax purposes, distributions paid during the fiscal years ended September 30, 2002 and 2001 were as follows:

Distributions paid from:	2002	2001
Ordinary Income	$333,839	$ 355,971
Long-Term Capital Gains	$ 0	$9,611,122

As of September 30, 2002, the components of distributable earnings on a tax basis were as follows:

Undistributed Ordinary Income	$127,283
Capital Loss Carryforwards	$125,673
Post October Losses	$4,835,969

Report of Independent Certified Public Accountants

To the Board of Trustees and Shareholders of
    Heritage Growth and Income Trust

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Heritage Growth and Income Trust (the “Fund”) at September 30, 2002, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2002 by correspondence with the custodian, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Tampa, Florida
November 21, 2002

Heritage Growth and Income Trust
Trustees and Officers

Name, Address and Age	Position(s) Held with Fund	Term of Office* and Length of Time Served	Principal Occupation(s) During Past 5 years	Number of Portfolios in Heritage Mutual Funds Complex Overseen by Trustee	Other Directorships Held by Trustee

Affiliated Trustees **

Thomas A. James 880 Carillon Parkway St. Petersburg, FL 33716 (60)	Trustee	Since inception in 1986	Chairman of the Board since 1986; Chief Executive Officer of RJF since 1969; Chairman of the Board of RJA since 1986; Chairman of the Board of Eagle since 1984.	13	Outback Steakhouse, Inc.

Richard K. Riess 880 Carillon Parkway St. Petersburg, FL 33716 (53)	President and Trustee	Since 2000 Since inception in 1986	Executive Vice President and Managing Director for Asset Management of RJF since 1998; CEO of Eagle since 1996; CEO of Heritage since 2000; President of Eagle, 1995 to 2000.	13	N/A

Independent Trustees

C. Andrew Graham 880 Carillon Parkway St. Petersburg, FL 33716 (62)	Trustee	Since inception in 1986	Graham Financial Partners LLC (insurance and investment services) since 1999; Representative of NFP Securities, Inc. (broker-dealer) since 2002; Representative of Multi- Financial Securities Corp. (broker-dealer), 1996 to 2001; V.P. of Financial Designs Ltd., 1996 to 1999.	13	N/A

James L. Pappas 880 Carillon Parkway St. Petersburg, FL 33716 (59)	Trustee	Since 1989	Lykes Professor of Banking and Finance since 1986 at University of South Florida; President, Graduate School of Banking since 1995; Trustee and Chairman of the Board, Tampa Museum of Art.	13	N/A

David M. Phillips 880 Carillon Parkway St. Petersburg, FL 33716 (63)	Trustee	Since inception in 1986	Executive in Residence, University of North Carolina—Wilmington; Chairman Emeritus of CCC Information Services, Inc.	13	N/A

Heritage Growth and Income Trust
Trustees and Officers

Name, Address and Age	Position(s) Held with Fund	Term of Office* and Length of Time Served	Principal Occupation(s) During Past 5 years	Number of Portfolios in Heritage Mutual Funds Complex Overseen by Trustee	Other Directorships Held by Trustee

Independent Trustees (continued)

Eric Stattin 880 Carillon Parkway St. Petersburg, FL 33716 (69)	Trustee	Since 1987	Private Investor since 1988.	13	Mill Creek Bank

Deborah L. Talbot 880 Carillon Parkway St. Petersburg, FL 33716 (51)	Trustee	Since 2002	Consultant/Advisor; Member, Academy of Senior Professionals, Eckerd College since 1997; Member, Dean’s Advisory Board of Fogelman School of Business, University of Memphis, 1999-2000; Advisory Board Member, Center for Global Studies, Pennsylvania State University, 1996-1999.	13	N/A

Officers

K.C. Clark 880 Carillon Parkway St. Petersburg, FL 33716 (43)	Executive Vice President and Principal Executive Officer	Since 2000
Executive Vice President and
Chief Operating Officer of
Heritage since 2000; Senior Vice President – Operations and Administration of Heritage, 1998 to 2000;
Vice President – Operations
and Administration of Heritage, 1993 to 1998.
				N/A	N/A

Donald H. Glassman 880 Carillon Parkway St. Petersburg, FL 33716 (45)	Treasurer	Since 1989	Treasurer of Heritage since 1989.	N/A	N/A

Clifford J. Alexander 1800 Massachusetts Ave. Washington, DC 20036 (59)	Secretary	Since inception in 1986	Partner, Kirkpatrick & Lockhart LLP (law firm).	N/A	N/A

Heritage Growth and Income Trust
Trustees and Officers

Name, Address and Age	Position(s) Held with Fund	Term of Office* and Length of Time Served	Principal Occupation(s) During Past 5 years	Number of Portfolios in Heritage Mutual Funds Complex Overseen by Trustee	Other Directorships Held by Trustee

Officers (continued)

Robert J. Zutz 1800 Massachusetts Ave. Washington, DC 20036 (49)	Assistant Secretary	Since 1989	Partner, Kirkpatrick & Lockhart LLP (law firm).	N/A	N/A

Deborah A. Malina 880 Carillon Parkway St. Petersburg, FL 33716 (36)	Assistant Secretary	Since 2000	Compliance Administrator of Heritage since 2000; Assistant Supervisor of Operations, Heritage, from 1997 to 2000.	N/A	N/A

*
Trustees serve for the lifetime of the Trust or until they are removed, resign or retire. The Board has adopted a retirement policy that requires Trustees to retire at the age of 72 for those Trustees in office prior to August 2000, and at the age 70 for those Trustees who are elected to office after August 2000. Officers are elected annually for one year terms. The Trust’s Statement of Additional Information includes additional information about the Trustees and Officers and is available, without charge, upon request, by calling (800) 421-4184.

**
Messrs. James and Riess are “interested” persons of the Trust as that term is defined by the Investment Company Act of 1940. Mr. James is affiliated with RJA and RJF. Mr. Riess is affiliated with Heritage and RJF.

Heritage Family of Funds™

The Intelligent Creation of Wealth

Heritage Money Market Funds
Cash Trust Money Market
Cash Trust Municipal Money Market

Heritage Bond Funds
High Yield
Intermediate Government

Heritage Equity Funds
Aggressive Growth
Capital Appreciation
Growth and Income
Growth Equity
International Equity
Mid Cap
Small Cap
Technology
Value Equity

Heritage FAMILY OF FUNDS℠

Raymond James & Associates, Inc., Distributor
Member New York Stock Exchange/SIPC
880 Carillon Parkway
St. Petersburg, FL 33716
(727) 573-8143 ▪ (800) 421-4184
www.heritagefunds.com

Not FDIC Insured ▪ May Lose Value ▪ No Bank Guarantee

We are pleased that many of you are also investors in these funds. For more complete information, including fees, risks and expenses, contact your financial advisor or call Heritage Family of Funds at 800-421-4184 for a prospectus. Read the prospectus carefully before you invest or send money. This report is for the information of shareholders of Heritage Growth and Income Trust. It may also be used as sales literature when preceded or accompanied by a prospectus.

6M AR5314 IG 09/02 Copyright 2002 Heritage Asset Management, Inc.